SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------

Date of report (Date of earliest event reported): December 23, 2003
                                                  (December 19, 2003)

                            DOV Pharmaceutical, Inc.
               (Exact name of registrant as specified in charter)

           Delaware                     000-49730                22-3374365
(State or other jurisdiction     (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)

                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of principal executive offices) (Zip code)

                                 (201) 968-0980
              (Registrant's telephone number, including area code)

Item 5. Other Events.

On December 19, 2003 and December 22, 2003, the registrant issued press releases, copies of which are included as exhibits to this filing.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number   Title
------   -----

99.1     Press release dated December 19, 2003, issued by registrant

99.2     Press release dated December 22, 2003, issued by registrant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              DOV Pharmaceutical, Inc.


Date: December 23, 2003                       /s/ Arnold Lippa
                                              -----------------------
                                              Arnold Lippa
                                              Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number   Title
------   -----

99.3     Press release dated December 19, 2003, issued by registrant

99.4     Press release dated December 22, 2003, issued by registrant